SHARE CAPITAL	6 Months Ended
Jun. 30, 2017
Equity [Abstract]
SHARE CAPITAL
SHARE CAPITAL

On March 15, 2017, we completed an equity offering at NOK 60 per share (equaling $6.97 at a NOK/USD exchange rate of 8.6078), raising gross proceeds of NOK516.5 million (approximately $60.0 million) through the issuance of 8,607,800 shares.

In connection with the 13 vessel deliveries of the Acquisition, we issued 14,950,000 consideration shares in the first six months of 2017.

Following the share issuances, 129,522,992 ordinary shares were outstanding as of June 30, 2017 (December 31, 2016: 105,965,192 ordinary shares), each with a par value of $0.05.

Following the delivery of the remaining three vessels of the Acquisition and issuance of 2,850,000 consideration shares to Quintana in July 2017, we have 132,372,992 issued common shares as of the date of this report, each with a par value of $0.05.